PROMISSORY NOTE

$34,092.84                                                      Portland, Oregon
                                                                  March 31, 1997


     Paul H. and Jacqueline M. Welch after date, I (or if more than one maker) we jointly and severally promise to pay to the order of Elmer's Pancake & Steak House, Inc. at Portland, Oregon Thirty-Four Thousand Ninety-Two and 84/100 Dollars, with interest thereon at the rate of 7% per annum from Date until paid; interest to be paid on demand and if not so paid, all principal and interest, at the option of the holder of this note, to become immediately due and collectible. Any part hereof may be paid at any time. If this note is placed in the hands of an attorney for collection, I/we promise and agree to pay holder's reasonable attorney's fees and collection costs, even though no suit or action is filed hereon; if a suit or an action is filed, the amount of such reasonable attorney's fees shall be fixed by the court or courts in which the suit or action, including any appeal therein, is tried, heard or decided.


                                            PAUL H. WELCH
                                            ------------------------------------
                                            Paul H. Welch



                                            JACQUELINE M. WELCH
                                            ------------------------------------
                                            Jacqueline M. Welch

Elmer's - Andresen
7105 NE 40th Street
Vancouver, WA  98661

                                 PROMISSORY NOTE

$35,787.04                                                      Portland, Oregon
                                                                  March 31, 1997


     Paul H. and Jacqueline M. Welch after date, I (or if more than one maker) we jointly and severally promise to pay to the order of Elmer's Pancake & Steak House, Inc. at Portland, Oregon Thirty-Five Thousand Seven Hundred Eighty-Seven and 04/100 Dollars, with interest thereon at the rate of 7% per annum from Date until paid; interest to be paid on demand and if not so paid, all principal and interest, at the option of the holder of this note, to become immediately due and collectible. Any part hereof may be paid at any time. If this note is placed in the hands of an attorney for collection, I/we promise and agree to pay holder's reasonable attorney's fees and collection costs, even though no suit or action is filed hereon; if a suit or an action is filed, the amount of such reasonable attorney's fees shall be fixed by the court or courts in which the suit or action, including any appeal therein, is tried, heard or decided.



                                            PAUL H. WELCH
                                            ------------------------------------
                                            Paul H. Welch



                                            JACQUELINE M. WELCH
                                            ------------------------------------
                                            Jacqueline M. Welch

Elmer's - Mill Plain
11310 SE Mill Plain Blvd.
Vancouver, WA  98634